UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2006


                            GOUVERNEUR BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           United States                001-14910              04-3429966
   ----------------------------        -----------        -------------------
   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)             File Number)       Identification No.)


                  42 Church Street, Gouverneur, New York 13642
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (315) 287-2600
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5     Corporate Governance and Management

         Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On January 31, 2006, Gouverneur Bancorp, Inc. (the "Company") issued a press release announcing the death of its director Larry Straw on January 26, 2006. The text of the press release is filed as Exhibit 99.1 to this report.



Section 9     Financial Statements and Exhibits

         Item 9.01 Financial Statements and Exhibits

         (c)   Exhibits

         99.1 Press Release dated January 31, 2006, issued by the Company announcing the death of its director Larry Straw.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GOUVERNEUR BANCORP, INC.


         Date: January 31, 2006          /s/ RICHARD F. BENNETT
                                         --------------------------------------
                                         Richard F. Bennett
                                         President and Chief Executive Officer




Exhibit Index

      No.         Description
      ---         -----------

      99.1 Press Release, dated January 31, 2006, announcing the untimely death of director Larry Straw.